Exhibit 99.1

FOR IMMEDIATE RELEASE

AMAG Pharmaceuticals Announces Proposed Offering of

$150 Million of Convertible Senior Notes due 2019

WALTHAM, Mass., February 10, 2014 — AMAG Pharmaceuticals, Inc. (Nasdaq:AMAG) today announced that it intends to offer, subject to market and other conditions, $150 million aggregate principal amount of Convertible Senior Notes due 2019 (the “notes”) in an underwritten public offering (the “offering”) registered under the Securities Act of 1933, as amended. J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC are acting as book-running managers for the offering. AMAG expects to grant the underwriters an option to purchase, exercisable within a 30-day period, up to an additional $22.5 million principal amount of notes, solely to cover over-allotments, if any.

The notes will pay interest semiannually and will mature on February 15, 2019, unless earlier repurchased or converted in accordance with their terms prior to such date. AMAG will not have the right to redeem the notes prior to maturity. Prior to May 15, 2018, the notes will be convertible at the option of holders of the notes only upon satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, holders of the notes will receive shares of AMAG’s common stock, cash or a combination thereof, at AMAG’s election. The interest rate, initial conversion rate and other terms of the notes will be determined by negotiations between AMAG and the underwriters of the notes at the time of the pricing of the offering.

In connection with the pricing of the notes, AMAG intends to enter into privately negotiated convertible note hedge transactions with one or more financial institutions, which may include one or more of the underwriters or their respective affiliates (the “option counterparties”). The convertible note hedge transactions are expected to reduce potential dilution to AMAG’s common stock upon conversion of the notes and/or offset any cash payments due upon conversion of the notes in the event that the market price per share of AMAG’s common stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transactions (which is expected to correspond to the initial conversion price of the notes and is subject to certain adjustments substantially similar to those contained in the notes).  In addition, in order to partially offset the cost of the convertible note hedge transactions, AMAG expects to issue warrants to the option counterparties at a higher strike price.  The warrants would separately have a dilutive effect to the extent that the market price per share of AMAG’s common stock exceeds the applicable strike price of the warrants.  If the underwriters exercise their over-allotment option, AMAG may enter into additional convertible note hedge transactions and additional warrant transactions.

AMAG has been advised that, in connection with the convertible note hedge and warrant transactions, the option counterparties or their affiliates expect to enter into various derivative transactions with respect to AMAG’s common stock concurrently with or shortly after the pricing of the notes and may, from time to time following the pricing of the notes, enter into or unwind various derivatives with respect to AMAG’s common stock and/or purchase or sell AMAG common stock or other securities of AMAG in secondary market transactions (and are likely to do so during any observation period relating to a conversion of notes).  These activities could increase (or reduce the size of any decrease in) the market price of AMAG’s common stock or the notes concurrently with or following the pricing of the notes, and could also cause or avoid an increase or a decrease in the price of AMAG’s common stock or the notes following the pricing of the notes and prior to the maturity of the notes.

AMAG expects to use a portion of the net proceeds from the offering of the notes to pay the cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds from the sale of the warrants). AMAG intends to use the remainder of the net proceeds from the offering for working capital and other general corporate purposes, including to fund possible acquisitions of, or investments in, complementary businesses, products, services and technologies.  AMAG has not entered into any agreements or commitments with respect to any acquisitions or investments.

The offering will be made pursuant to AMAG’s shelf registration statement (including a prospectus) previously filed with the Securities and Exchange Commission (“SEC”) on November 6, 2013, which was declared effective by the SEC on November 18, 2013, and a preliminary prospectus supplement related to the notes, filed with the SEC on February 10, 2014. Before investing, investors should read the prospectus and the preliminary prospectus supplement, including the documents incorporated by reference therein, and any free writing prospectus related to the offering for more complete information about AMAG and the offering. These documents may be obtained for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies may be obtained from J.P. Morgan Securities LLC (c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by calling 1-866-803-9204) or from Morgan Stanley & Co. LLC (Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, by calling (866) 718-1649 or by emailing prospectus@morganstanley.com).

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the notes or the shares of AMAG’s common stock issuable upon conversion of the notes, if any, in any state or jurisdiction in which the offer, solicitation, or sale of the notes would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction. Any offers, solicitations of offers to buy, or sales of the notes will only be made pursuant to the registration statement filed with and declared effective by the SEC, including a prospectus and a related preliminary prospectus supplement.

About AMAG

AMAG Pharmaceuticals, Inc. is a specialty pharmaceutical company that markets Feraheme® (ferumoxytol) Injection and MuGard® Mucoadhesive Oral Wound Rinse in the United States. AMAG Pharmaceuticals and Feraheme are registered trademarks of AMAG Pharmaceuticals, Inc. MuGard® is a registered trademark of Access Pharmaceuticals, Inc.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to statements regarding: the proposed public offering, the anticipated use of proceeds of the offering and the expectations regarding size and timing of completion of the offering, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) uncertainties regarding the likelihood and timing of potential approval of Feraheme in the U.S. in the broader IDA indication, (2) the possibility that following review by the FDA of post-marketing safety data, including reports of serious anaphylaxis, cardiovascular events, and death, the FDA will request additional technical or scientific information, new studies or reanalysis of existing data, on-label warnings, post-marketing requirements/commitments or risk evaluation and mitigation strategies (REMS) in the current CKD indication for Feraheme, (3) uncertainties regarding AMAG’s and Takeda’s ability to successfully compete in the intravenous iron replacement market both in the U.S. and outside the U.S., including the EU, as a result of limitations, restrictions or warnings in Feraheme’s/Rienso’s current or future label that put Feraheme/Rienso at a competitive disadvantage, (4) uncertainties regarding the Takeda’s ability to obtain regulatory approval for Feraheme in Canada, and Rienso in the EU, in the broader IDA patient population, (5) the possibility that significant safety or drug interaction problems could arise with respect to Feraheme/Rienso and in turn affect sales, or AMAG’s ability to market the product both in the U.S. and outside of the U.S., including the EU, (6) uncertainties regarding the manufacture of Feraheme/Rienso or MuGard, (7) uncertainties relating to AMAG’s patents and proprietary rights, both in the U.S. and outside of the U.S., (8) the risk of an Abbreviated New Drug Application (ANDA) filing following the FDA’s recently published draft bioequivalence recommendation for ferumoxytol, (9) changes in the price of AMAG’s common stock, (10) changes in the convertible note and other capital markets and (11) other risks identified in our Securities and Exchange Commission (SEC) filings, including AMAG’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent filings with the SEC. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.